Table of Content of Acquired re-registration batch items of Hubei Minkang
Pharmaceutical Co., Ltd in June 2011

[seal] Department of Administration of
Hubei Minkang Pharmaceutical Co., Ltd.

Serial No.	Name of the drug	Form of Dosage	Specification	Serial No. of Approval Document
1	Xiaoqinglong Mixture	Mixture	100ml in each bottle	GYZZ Z42021424
2	Chuanbei Zhike Syrup	Mixture	100ml in each bottle	GYZZ Z42021408
3	Shuxin Mixture	Mixture – Oral Liquor	20ml in each bottle (Sugarless)	GYZZ Z10900011
4	Paracetamol, Caffeine, Artificial Cow-bezoar and chlorphenamine Maleate Capsules	Capsule	Compound prescription	GYZZ H42022650
5	Norfloxacin Capsules	Capsule	0.1g	GYZZ H42021344
6	Xuemei’an Capsules	Capsule	0.27g in each capsule	GYZZ Z19990031
7	Jinming Hewei Capsules	Capsule	0.35g in each capsule	GYZZ B20040040
8	Pediatric Paracetamol, Artificial Cow-bezoar and Chlorphenamine Maleate Granules	Granule	0.125g of acetaminophen, 0.5mg of chlorpheniramine maleate, and 5mg of calculus bovis artifactus in each pack	GYZZ H42022654
9	Pediatric Compound Sulfamethoxazole Granules	Granule	0.1g of sulfamethoxazole and 20mg of Trimethoprim	GYZZ H42022683
10	Aguiyangxue Granules	Granule	10g in each pack	GYZZ Z42021403
11	Banlangen Granules	Granule	10g in each pack (equal to 14g of traditional Chinese Medicine tablets)	GYZZ Z42021405
12	Pediatric Medicinal Granules for Relieving Cough and Reducing Sputum	Granule	5g in each pack	GYZZ Z42021421
13	Zhenkening Granules	Granule	2g in each pack	GYZZ Z20055519
14	Inosine Oral Solution	Oral solution	10ml: 0.2g	GYZZ H19993818
15	Honeysuckle Distillate	Distillate	Every 500g equals 31.25g Honeysuckle	GYZZ Z42021505
16	Vitamin C Yinqiao Tablets	Tablet (sugar coated, film-coated)	49.5mg of vitamin C, 105mg of acetaminophen and 1.05mg of chlorpheniramine maleate in each tablet	GYZZ Z42021510
17	Notoginseng Tablets	Tablet (white pill)	0.5g of Notoginseng in each tablet	GYZZ Z42021508
18	Berberine Hydrochloride Tablets	Tablet (white pill, sugar coated, film-coated)	0.1g	GYZZ H42021277
19	Antitussive Tablets Bupleurum	Tablet (sugar coated)	0.1g bupleurum extracta sicca in each tablet	GYZZ Z42021514
20	Compound Schisandra Tablets	Tablet (sugar coated)	Compound prescription	GYZZ H42022651

Translator’s Declaration:

I, Certify that I have carefully read the original Simplified Chinese document AND I confirm that this translation is a true and accurate English version of such original to the best of my knowledge and belief.

Zhao Zhang	/s/ Zhao Zhang
Certified Translator (Canada)
Certified Member in good standing Status: Society of Translators and Interpreters of British Columbia (S.T.I.B.C. www.stibc.org),
Membership Number No: 04-10-2471

Page 1/6

Table of Content of Acquired re-registration batch items of Hubei Minkang
Pharmaceutical Co., Ltd in June 2011

[seal] Department of Administration of
Hubei Minkang Pharmaceutical Co., Ltd.
Serial No.	Name of the drug	Form of Dosage	Specification	Serial No. of Approval Document
21	Shi Xiao San	Pulvis		GYZZ Z42021416
22	Pediatric Syrup for Relieving Cough and Reducing Sputum	Syrup	100ml in each bottle	GYZZ Z42021422
23	Yening Syrup	Syrup	100ml in each bottle??	GYZZ Z42021426
24	Guipi Pills (Concentrated Pills)(Concentrated pills)*	Pill (concentrated pill)	Every 8 pills equals 3g of the original drug material	GYZZ Z42021504
25	Xiao Jin Wan	Pill (concentrated pill)	The weight of every 100 pills is 6g	GYZZ Z42021443
26	Xiaoyao Pills (Concentrated pills)*	Pill (concentrated pill)	Every 8 pills equals 3g of the original drug material	GYZZ Z42021444
27	Nongsuo Yangrong Pills (Concentrated Pills)	Pill (concentrated pill)	The weight of every 10 pills is 2.5g	GYZZ Z42021439
28	Mingmu Dihuang Pills (Concentrated pills)*	Pill (concentrated pill)	Every 8 pills equals 3g of the original drug material	GYZZ Z42021438
29	Buzhong Yiqi Pills (Concentrated pills)*	Pill (concentrated pill)	Every 8 pills equals 3g of the original drug material	GYZZ Z42021435
30	Qiju Dihuang Pills (Concentrated pills)*	Pill (concentrated pill)	Every 8 pills equals 3g of the original drug material	GYZZ Z42021445
31	Tianwang Buxin Pills (Concentrated pills)*	Pill (concentrated pill)	Every 8 pills equals 3g of the original drug material	GYZZ Z42021441
32	Maiwei Dihuang Pills (Concentrated pills)	Pill (concentrated pill)	Every 8 pills equals 3g of the original drug material	GYZZ Z42021437
33	Biyuan Wan (Concentrated Pills)	Pill (concentrated pill)	The weight of every 10 pills is 2g	GYZZ Z42021433
34	Liuwei Dihuang Pills (Concentrated pills)	Pill (concentrated pill)	The weight of every 8 pills is 1.44g	GYZZ Z20013123
35	Zhibai Dihuang Wan (Concentrated pills)	Pill (concentrated pill)	The weight of every 10 pills is 1.7g	GYZZ Z19993173
36	Pills for Throat Pain and Inflammation	Pill (Water pill)	The weight of every 100 pills is 0.3g	GYZZ Z42021516
37	Xiaojianzhong Mixture	Mixture		GYZZ Z42021423
38	Xingren Zhike Mixture	Mixture	100ml in each bottle	GYZZ Z42021425
39	Shuchang Oral Liquor	Mixture – Oral Liquor	10ml in each bottle	GYZZ B20020081
40	Shengmai Drink	Mixture – Oral Liquor	10ml in each bottle	GYZZ Z42021415

Translator’s Declaration:

I, Certify that I have carefully read the original Simplified Chinese document AND I confirm that this translation is a true and accurate English version of such original to the best of my knowledge and belief.

Zhao Zhang	/s/ Zhao Zhang
Certified Translator (Canada)
Certified Member in good standing Status: Society of Translators and Interpreters of British Columbia (S.T.I.B.C. www.stibc.org),
Membership Number No: 04-10-2471

Page 2/6

Table of Content of Acquired re-registration batch items of Hubei Minkang Pharmaceutical Co., Ltd in June 2011

[Seal] Department of Administration of
Hubei Minkang Pharmaceutical Co., Ltd.
Serial No.	Name of the drug	Form of Dosage	Specification	Serial No. of Approval Document
41	Sini Soup	Mixture – Oral Liquor	10ml in each bottle	GYZZ Z42021418
42	Yupingfeng Oral Liquor	Mixture – Oral Liquor	10ml in each bottle	GYZZ Z42021428
43	Shengui Yangxue Oral Liquor	Mixture – Oral Liquor	10ml in each bottle	GYZZ Z10970058
44	Oral Liquor for Clearing Heat and Expelling Miasma	Mixture – Oral Liquor	10ml in each bottle	GYZZ Z20027775
45	Oral Liquor for Clearing Heat and Expelling Miasma	Mixture – Oral Liquor	10ml in each bottle	GYZZ Z42021414
46	Qiju Dihuang Oral Liquor	Mixture – Oral Liquor	10ml in each bottle	GYZZ Z42021513
47	Yinhuang Oral Liquor	Mixture – Oral Liquor	10ml in each bottle	GYZZ Z42021511
48	Rifampicin Capsules	Capsule	0.15g	GYZZ H42021340
49	Ranitidine Hydrochloride Capsules	Capsule	0.15g	GYZZ H42021353
50	Lincomycin Hydrochloride Capsules	Capsule	0.25g	GYZZ H42021354
51	Pipemidic Acid Capsules	Capsule	0.25g	GYZZ H42021362
52	Rifandin Capsules	Capsule	0.15g	GYZZ H42022551
53	Capsules for Strengthening the Body Resistance of Patients with Hepatitis B	Capsule	The weight of every pill is 0.25g	GYZZ Z42021522
54	Capsules for the Detoxification of Patients with Hepatitis B	Capsule	The weight of each capsule is 0.25g	GYZZ Z2021523
55	Pediatric Paracetamol, Artificial Cow-bezoar and Chlorphenamine Maleate Granules	Granule	Compound prescription	GYZZ H42022554
56	Mai’an Medicinal Granules	Granule	20g in each pack	GYZZ Z42021411
57	Noon-Tea Granules	Granule	6g in each pack	GYZZ Z42021419
58	Xiasangju Granules	Granule	10g in each pack	GYZZ Z42021420
59	Compound Guaiacol Potassium Sulfonale Oral Solution	Oral solution	1mg of promethazine hydrochloride, 25mg of Potassium guaiacolsulfonate hemihydrate and 10mg of ammonia chloride in every 1ml of the drug	GYZZ H42022550
60	Antelope Cold Tablets	Tablet (sugar coated, film coated)	Film-coated; the weight of each tablet is 0.25g	GYZZ Z42021518

Translator’s Declaration:

I, Certify that I have carefully read the original Simplified Chinese document AND I confirm that this translation is a true and accurate English version of such original to the best of my knowledge and belief.

Zhao Zhang	/s/ Zhao Zhang
Certified Translator (Canada)
Certified Member in good standing Status: Society of Translators and Interpreters of British Columbia (S.T.I.B.C. www.stibc.org),
Membership Number No: 04-10-2471

Page 3/6

Table of Content of Acquired re-registration batch items of Hubei Minkang Pharmaceutical Co., Ltd in June 2011

[Seal] Department of Administration of
Hubei Minkang Pharmaceutical Co., Ltd.
Serial No.	Name of the drug	Form of Dosage	Specification	Serial No. of Approval Document
61	Acetylspiramycin Tablets	Tablet (film-coated)	0.1g	GYZZ H42021358
62	Luoji Antihypertensive Tablets	Tablet (film-coated)	Film-coated; the weight of each tablet is 0.13g with 1.6mg of hydrochlorithiazide	GYZZ Z20027080
63	Sanhuang Tablets	Tablet (film coated, film coated)	Small film-coated tablet; the weight of each tablet is 0.25g	GYZZ Z42021507
64	Aspirin Tablets	Tablets (white pill)	0.3g	GYZZ H42021334
65	Analgin Tablets	Tablets (white pill)	0.5g	GYZZ H42021263
66	Praziquantel Tablets	Tablets (white pill)	0.2g	GYZZ H42021276
67	Piracetam Tablets	Tablets (white pill)	0.4g	GYZZ H42021361
68	Pipemidic Acid Tablets	Tablets (white pill)	0.25g	GYZZ H42021363
69	Acetaminophen Tablets	Tablets (white pill)	0.3g	GYZZ H42021265
70	Furazolidone Tablets	Tablets (white pill)	0.1g	GYZZ H42021360
71	Compound Aspirin Tablets	Tablets (white pill)	0.22g of acetosal, 0.15g of phenacetin and 35mg of caffeine	GYZZ H42021073
72	Compound Sulfamethoxazole Tablets	Tablets (white pill)	0.4g of sulfamethoxazole and 80mg of trimethoprim	GYZZ H42021338
73	Trimethoprim Tablets	Tablets (white pill)	0.1g	GYZZ H42021266
74	Benproperine Phosphate Tablets	Tablets (white pill)	26.4mg of this drug is equivalent to 20mg Benproperine	GYZZ H42021341
75	Chlorpheniramine Maleate Tablets	Tablets (white pill)	4mg	GYZZ H42021267
76	Trepibutone Tablets	Tablets (white pill)	40mg	GYZZ H42022553
77	Compound Aminopyrine Tablets	Tablets (white pill)	Compound prescription	GYZZ H42021345
78	Tetracycline Tablets	Tablets (white pill)	0.25g	GYZZ H42021268
79	Oxytetracycline Tablets	Tablets (white pill)	0.25g	GYZZ H42021269
80	Vitamin B1 Tablets	Tablets (white pill)	10mg	GYZZ H42021270

Translator’s Declaration:

I, Certify that I have carefully read the original Simplified Chinese document AND I confirm that this translation is a true and accurate English version of such original to the best of my knowledge and belief.

Zhao Zhang	/s/ Zhao Zhang
Certified Translator (Canada)
Certified Member in good standing Status: Society of Translators and Interpreters of British Columbia (S.T.I.B.C. www.stibc.org),
Membership Number No: 04-10-2471

Page 4/6

Table of Content of Acquired re-registration batch items of Hubei Minkang Pharmaceutical Co., Ltd in June 2011

[Seal] Department of Administration of
Hubei Minkang Pharmaceutical Co., Ltd.

Serial No.	Name of the drug	Form of Dosage	Specification	Serial No. of Approval Document
81	Vitamin B1 Tablets	Tablets (white pill)	5mg	GYZZ H42021271
82	Vitamin B2 Tablets	Tablets (white pill)	5mg	GYZZ H42021272
83	Vitamin B2 Tablets	Tablets (white pill)	10mg	GYZZ H42021273
84	Vitamin B6 Tablets	Tablets (white pill)	10mg	GYZZ H42021274
85	Vitamin C Tablets	Tablets (white pill)	0.1g	GYZZ H42021349
86	Vitamin C Tablets	Tablets (white pill)	50mg	GYZZ H42021350
87	Isoniazid Tablets	Tablets (white pill)	0.1g	GYZZ H42021359
88	Baohe Tablets	Tablets (white pill)		GYZZ Z42021503
89	Ibuprofen Tablets	Tablets (sugar coated)	0.1g	GYZZ H42021335
90	Inosine Tablets	Tablets (sugar coated)	0.2g	GYZZ H42021339
91	Compound Diclofenac Sodium Chlorphenamine Maleate Tablets	Tablets (sugar coated)	15mg of diclofenac sodium, 2.5mg of chlorpheniramine maleate and 15mg of calculus bovis syntheticus	GYZZ H42022653
92	Ephedrine Hydrochloride and Diphenhydramine Hydrochloride Tablets	Tablets (sugar coated)	25mg of ephedrine hydrochloride and 25mg of diphenhydramine hydrochloride	GYZZ H42022552
93	Pyritinol Hydrochloride Tablet	Tablets (sugar coated)	0.1g	GYZZ H42021357
94	Berberine Hydrochloride Tablets	Tablets (sugar coated)	25mg	GYZZ H42021275
95	Yinhuang Tablets	Tablets (sugar coated)		GYZZ Z42021512
96	Compound Berberine Tablets	Tablets (sugar coated)	30mg of Berberine Hydrochloride	GYZZ Z42021515
97	Bezoar Antidotal Tablets	Tablets (sugar coated)	(Small pills)	GYZZ Z42021520
98	Zi Xue San	Pulvis	1.5g in each bottle	GYZZ Z42021429
99	Qi Li San	Pulvis	1.5g in each bottle	GYZZ Z42021413
100	Compound Schisandra Syrup	Syrup	Compound prescription	GYZZ H42022652

Translator’s Declaration:

I, Certify that I have carefully read the original Simplified Chinese document AND I confirm that this translation is a true and accurate English version of such original to the best of my knowledge and belief.

Zhao Zhang	/s/ Zhao Zhang
Certified Translator (Canada)
Certified Member in good standing Status: Society of Translators and Interpreters of British Columbia (S.T.I.B.C. www.stibc.org),
Membership Number No: 04-10-2471

Page 5/6

Table of Content of Acquired re-registration batch items of Hubei Minkang Pharmaceutical Co., Ltd in June 2011

[Seal] Department of Administration of
Hubei Minkang Pharmaceutical Co., Ltd.

Serial No.	Name of the drug	Form of Dosage	Specification	Serial No. of Approval Document
101	Pentoxyverine Citrate Syrup	Syrup	2.5mg of Pentoxyverine and 30mg of ammonia chloride in every 1ml of the drug	GYZZ H42022682
102	Ganshen’an Syrup	Syrup	100ml in each bottle	GYZZ Z20025969
103	Chuan Bei Pi Pa Syrup	Syrup	(100ml in each bottle; 150ml in each bottle)	GYZZ Z20027529
104	Aguiyangxue Syrup	Syrup	100ml in each bottle	GYZZ Z42021404
105	Naolejing	Syrup	100ml in each bottle	GYZZ Z42021412
106	Sijicai Syrup	Syrup	100ml in each bottle	GYZZ Z42021417
107	Shedan Chuanbei Liquid*	Syrup	10ml in each bottle	GYZZ Z42021509
108	Xianglian Pills (Concentrated Pills)	Pills (concentrated pills)	The weight of every 10 pills is 1.7g	GYZZ Z42021442
109	Huaijiao Pills	Pill (water-honeyed pill)	(The weight of every 100 pills is 6g)	GYZZ Z42021965
110	Appetizing and Tonifying Spleen Pills	Pill (water-honeyed pill)	The weight of every 10 pills is 1g	GYZZ Z42021517
111	Rhizoma Gastrodiae Pills	Pill (water-honeyed pill)	(The weight of every 100 pills is 6g)	GYZZ Z42021452
112	Chenxiang Huaqi Pills	Pill (water pill)	(The weight of every 100 pills is 6g)	GYZZ Z42021436
113	Buzhong Yiqi Pills*	Pill (water pill)	(The weight of every 100 pills is 6g)	GYZZ Z42021434
114	Muxiang Shunqi Pills	Pill (water pill)	The weight of every 100 pills is 6g	GYZZ Z42021506
115	Papaya Pills	Pill (sugar-coated water pill)		GYZZ Z42021519
116	Sterilized Water for Injection	Small-volume mixture by injection	10ml	GYZZ H42022165
117	Huoxiang Zhengqi Shui	Tincture	10ml/bottle	GYZZ Z42021430

Translator’s Declaration:

I, Certify that I have carefully read the original Simplified Chinese document AND I confirm that this translation is a true and accurate English version of such original to the best of my knowledge and belief.

Zhao Zhang	/s/ Zhao Zhang
Certified Translator (Canada)
Certified Member in good standing Status: Society of Translators and Interpreters of British Columbia (S.T.I.B.C. www.stibc.org),
Membership Number No: 04-10-2471

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